WAIVER NO. 1
 TO
AMENDED AND RESTATED CREDIT AGREEMENT

This WAIVER NO. 1 to AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 15, 2006 (this ‘‘Waiver’’), is entered into among WARNACO INC., a Delaware corporation (the ‘‘Borrower’’), THE WARNACO GROUP, INC., a Delaware corporation (‘‘Group’’), CITICORP NORTH AMERICA, INC. (‘‘CNAI’’) as Revolving Facility Agent (as defined below) on behalf of each Revolving Credit Lender executing a Lender Consent (as defined below) and CNAI as Term Facility Agent (as defined below) on behalf of each Term Loan Lender executing a Lender Consent and is in connection with the Amended and Restated Credit Agreement, dated as of January 31, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the ‘‘Credit Agreement’’), among the Borrower, Group, the Lenders and Issuers party thereto, CNAI, as administrative agent for the Revolving Credit Facility (the ‘‘Revolving Facility Agent’’) and as administrative agent for the Term Loan Facility (the ‘‘Term Facility Agent’’ and, together with the Revolving Facility Agent, in such capacities, the ‘‘Administrative Agents’’), CNAI, as Collateral Agent for the Secured Parties, JPMORGAN CHASE BANK, N.A., as Syndication Agent, BANK OF AMERICA, NA, THE CIT GROUP/COMMERCIAL SERVICES, INC. and WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL) (F/K/A, CONGRESS FINANCIAL CORPORATION (CENTRAL)), as Co-Documentation Agents, and CITIGROUP GLOBAL MARKETS INC. and J.P. MORGAN SECURITIES, INC., as Joint Lead Arrangers and Joint Lead Book Managers. Capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, Group, the Borrower, the Lenders, the Issuers and the Administrative Agents are party to the Credit Agreement;

WHEREAS, the Borrower has notified the Administrative Agents that the Events of Default specified on Schedule I (Events of Default) hereto have occurred and are continuing or, as the case may be, may have occurred and be continuing (such Events of Default, together with any Event of Default that may exist by reason of any failure to deliver notice thereof under Section 6.2 (Default Notices) of the Credit Agreement and by past misrepresentations under the Credit Agreement that no Default or Events of Default existed and were continuing, the ‘‘Specified Events of Default’’);

WHEREAS, the Borrower has requested that the Administrative Agents and the Requisite Lenders (a) temporarily waive the Specified Events of Default, effective during the period from the Waiver No. 1 Effective Date (as defined below) through the earlier of (i) the occurrence of any other Event of Default (other than as may be duly waived) and (ii) the date any Loan Party fails to comply with the covenants set forth below in Section 1(b) (Waiver and Additional Covenants) (the ‘‘Waiver Period’’); and

WHEREAS, the Lenders party to the Lenders’ Consent (constituting the Requisite Lenders) and the Administrative Agents agree, subject to the limitations and conditions set forth herein, to waive the Specified Events of Default for the Waiver Period;

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

Section 1.    Waiver and Additional Covenants

(a)    Subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent to the Effectiveness of this Waiver) hereof, the Lenders party to the Lender’s Consent, constituting the Requisite Lenders, and the Administrative Agents waive the Specified Events of Default for the Waiver Period; provided, however, that, in respect of Specified Events of Default relating to representations and warranties, such Specified Events of Default shall be waived only to the extent they relate to representations and warranties made prior to the date hereof; and provided, further, that the waiver set forth in this clause (a) shall not excuse any failure to comply after the Waiver No. 1 Effective Date with the Credit Agreement; and

(b)     Additional Covenants.    Group shall furnish to each Administrative Agent (with a copy for each applicable Lender requesting same) the following:

(i)    Quarterly Reports.    As soon as available and in any event within 30 days after Waiver No. 1 Effective Date, restated consolidated balance sheets of Group and its Subsidiaries as of the end of Fiscal Quarter ended April 1, 2006 and consolidated statements of income and consolidated statements of cash flows of Group and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, and also setting forth a variance analysis of monthly results during such Fiscal Quarter as compared to monthly budgeted amounts specified in the forecast for such Fiscal Quarter previously delivered pursuant to clause (e) of Section 6.1 (Financial Statements) of the Credit Agreement duly certified (subject to year-end audit adjustments) by a Responsible Officer of Group as having been prepared in accordance with GAAP and certifying compliance with the terms of the Credit Agreement and setting forth in reasonable detail the calculations necessary to demonstrate compliance with Article V of the Credit Agreement;

(ii)    Annual Consolidated Reports.    As soon as available and in any event within 30 days after Waiver No. 1 Effective Date, (i) a copy of the restated annual audit report for the Fiscal Year ended December 31, 2005 for Group and its Subsidiaries, containing the consolidated balance sheet of Group and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of income and cash flows of Group and its Subsidiaries for such Fiscal Year, in each case accompanied by an opinion (without qualification as to the scope of the audit) of Deloitte & Touche LLP or by other independent public accountants acceptable to the Administrative Agents stating that (x) such financial statements fairly present the consolidated financial position of Group and its Subsidiaries as at the dates indicated and the results of their operations and cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except for changes with which such independent certified public accountants shall concur and which shall have been disclosed in the notes to the financial statements) and (y) to the extent permitted by accounting rules and guidelines, the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards, and a certificate of a Responsible Officer of Group as to compliance with the terms of this Agreement and setting forth in reasonable detail the calculations necessary to demonstrate compliance with Article V of the Credit Agreement and (ii) financial information regarding each business unit consisting of consolidating balance sheets of such business unit as of the end of such year and related statements of income and cash flows of such business unit for such Fiscal Year, all prepared in conformity with GAAP and certified by a Responsible Officer of Group as fairly presenting the financial position of such business unit as at the dates indicated;

(iii)    Compliance Certificate.    Together with each delivery of each financial statement pursuant to clauses (i) and (ii) of this Section (1)(b), a Compliance Certificate (i) showing in reasonable detail the calculations used in demonstrating compliance with each of the financial covenants contained in Article V of the Credit Agreement; which is tested on a quarterly basis, (ii) showing in reasonable detail the calculations necessary to determine the Applicable Margin, and (iii) stating that no Default or Event of Default has occurred and is continuing or, if a Default or an Event of Default has occurred and is continuing, stating the nature thereof and the action which Group proposes to take with respect thereto; and

(iv)    Earnings Per Share.    Evidence reasonably satisfactory to the Administrative Agents that earnings per share have not been restated by more than $0.10 per share for each of (a) the Fiscal Year ended December 31, 2005 and (b) the Fiscal Quarter ended April 1, 2006

(v)    SEC Filing.    Evidence reasonably satisfactory to the Administrative Agents that each Warnaco Entity has made all filing with the Securities and Exchange Commission or any national securities exchange required in connection with the restatements set forth in clauses (i) and (ii) of this Section (1)(b).

Section 2.    Conditions Precedent to the Effectiveness of this Waiver

This Waiver shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the ‘‘Waiver No. 1 Effective Date’’) or duly waived by the Administrative Agents:

(a)    Certain Documents.    The Administrative Agents shall have received each of the following, each dated the Waiver No. 1 Effective Date (unless otherwise agreed by the Administrative Agents), in form and substance satisfactory to the Administrative Agents:

(i)    this Waiver, duly executed by the Borrower, Group, each the Administrative Agent and the Collateral Agent;

(ii)    the Consent and Agreement, in the form attached hereto as Exhibit A (each, a ‘‘Guarantor Consent’’), executed by each of the Guarantors;

(iii)    the Acknowledgment and Consent, in the form attached hereto as Exhibit B (each, a ‘‘Lender Consent’’), executed by the Lenders which, when combined, constitute the Requisite Lenders; and

(iv)    such additional documentation as either Administrative Agent may reasonably require;

(b)    Corporate and Other Proceedings.    All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Waiver shall be satisfactory in all respects to the Administrative Agents and each Lender;

(c)    Representations and Warranties.    Each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the Waiver No. 1 Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the ‘‘Credit Agreement’’ shall be deemed to refer to the Credit Agreement after giving effect to this Waiver;

(d)    No Default or Event of Default.    After giving effect to this Waiver, no Default or Event of Default shall have occurred and be continuing, on the Waiver No. 1 Effective Date;

(e)    No Litigation.    No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, on the Waiver No. 1 Effective Date, seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Waiver or the Credit Agreement or any Loan Document, and

(f)    Fees and Expenses Paid.    The Borrower shall have paid all Obligations due, after giving effect to this Waiver, on or before the Waiver No. 1 Effective Date including, without limitation, all costs and expenses of the Agents in connection with the preparation, reproduction, execution and delivery of this Waiver and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agents with respect thereto) and all other costs, expenses and fees due under any Loan Document.

Section 3.    Representations and Warranties

On and as of the Waiver No. 1 Effective Date, after giving effect to this Waiver, the Borrower and Group hereby represent and warrant to the Administrative Agents, the Collateral Agent and each Lender as follows:

(a)    this Waiver and the Guarantor Consents have been duly authorized, executed and delivered by the Borrower, Group and each Guarantor, as applicable, and constitutes a legal, valid and binding obligation of the Borrower, Group and each Guarantor, as applicable, enforceable against the Borrower, Group and each Guarantor, as applicable, in accordance with their terms and the Credit Agreement as amended by this Waiver, constitutes the legal, valid and binding obligation of the Borrower and Group enforceable against the Borrower and Group in accordance with its terms;

(b)    except as set forth on Schedule I hereto, no Default or Event of Default has occurred and is continuing;

(c)    no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Waiver, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable); and

(d)    no ‘‘Default’’ or ‘‘Event of Default’’ has occurred and is continuing under, and is defined in, the Senior Note Indenture.

Section 4.    Fees and Expenses

(a)    As consideration for the execution of this Amendment, the Borrower and each other Loan Party jointly and severally agrees to pay to the applicable Administrative Agent for the account of each Lender for which such Administrative Agent shall have received (by facsimile or otherwise) an executed signature page (or a release from escrow of a signature page previously delivered in escrow) for this waiver (i) by 5 p.m. (New York Time) on Friday, August 11, 2006, a waiver fee equal to 0.075% of the sum of such Lender’s Revolving Credit Commitments then in effect plus the principal amount of such Lender’s outstanding Term Loans, (ii) by 5 p.m. (New York Time) on Monday, August 14, 2006, a waiver fee equal to 0.05% of the sum of such Lender’s Revolving Credit Commitments then in effect plus the principal amount of such Lender’s outstanding Term Loans and (iii) by 3 p.m. (New York Time) on Tuesday, August 15, 2006 or such later date or time as the Administrative Agents and the Borrower may agree), a waiver fee equal to 0.025% of the sum of such Lender’s Revolving Credit Commitments then in effect plus the principal amount of such Lender’s outstanding Term Loans

(b)    The Borrower, Group and each other Loan Party agrees to pay on demand in accordance with the terms of Section 11.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Agents in connection with the preparation, reproduction, execution and delivery of this Waiver and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agents with respect thereto).

Section 5.    Reference to the Effect on the Loan Documents

(a)    Each reference in the Credit Agreement to ‘‘this Agreement,’’ ‘‘hereunder,’’ ‘‘hereof,’’ ‘‘herein,’’ or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like ‘‘thereunder’’, ‘‘thereof’’ and words of like import), shall mean and be a reference to the Credit Agreement after giving effect to this Waiver; and this Waiver and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Waiver as of the Waiver No. 1 Effective Date.

(b)    Each reference in this Waiver to ‘‘Administrative Agent’’ shall mean and be a reference to the Revolving Facility Agent or the Term Facility Agent as applicable.

(c)    Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(d)    The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers, Syndication Agent, Documentation Agent, the Collateral Agent or either Administrative Agent under any of the Loan Documents, nor constitute a waiver of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(e)    This Waiver is a Loan Document.

Section 6.    Execution in Counterparts

This Waiver may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Waiver.

Section 7.    Governing Law

This Waiver shall be governed by and construed in accordance with the law of the State of New York.

Section 8.    Section Titles

The section titles contained in this Waiver are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 9.    Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.

Section 10.    Severability

The fact that any term or provision of this Waiver is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 11.    Successors

The terms of this Waiver shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 12.    Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS WAIVER OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first written above.

WARNACO INC., as Borrower

By:	/s/ Lawrence R. Rutkowski
	Name:	Lawrence R. Rutkowski
	Title:	Executive Vice President & Chief Financial Officer

THE WARNACO GROUP, INC., as Group

By:	/s/ Lawrence R. Rutkowski
	Name:	Lawrence R. Rutkowski
	Title:	Executive Vice President & Chief Financial Officer

CITICORP NORTH AMERICA INC., as Revolving Facility Agent, Term Facility Agent, Collateral Agent and Lender

By:	/s/ Keith R. Gerding
	Name:	Keith R. Gerding
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as Syndication Agent and Lender

By:	/s/ Barry Bergman
	Name:	Barry Bergman
	Title:	Managing Director

EXHIBIT A

FORM OF CONSENT AND AGREEMENT OF GUARANTORS

The undersigned hereby consents to Waiver No. 1 to the Amended and Restated Credit Agreement, dated as of the date hereof (‘‘Waiver No. 1’’; capitalized terms used herein but not defined herein are used with the meanings given them in Waiver No. 1), entered into among WARNACO INC., a Delaware corporation, THE WARNACO GROUP, INC., a Delaware corporation, and CITICORP NORTH AMERICA, INC., as Administrative Agent on behalf of each Lender executing a Lender Consent.

The undersigned further agrees that the terms of Waiver No. 1 shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified by Waiver No. 1), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

This Consent and Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same consent. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Consent and Agreement. Notices to parties hereto shall be given as provided in Waiver No. 1.

The terms of this Consent and Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

This Consent and Agreement shall be governed by and construed in accordance with the law of the State of New York.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned has caused this Consent and Agreement to be duly executed and delivered as of August 15, 2006.

THE WARNACO GROUP, INC., as Guarantor

By:	/s/ Lawrence R. Rutkowski
	Name:	Lawrence R. Rutkowski
	Title:	Executive Vice President & Chief Financial Officer

184 BENTON STREET INC.
A.B.S. CLOTHING COLLECTION, INC.
AUTHENTIC FITNESS ON-LINE, INC.
CALVIN KEIN JEANSWEAR COMPANY
CCC ACQUISITION CORP.
C. F. HATHAWAY COMPANY
CKJ GROUP, INC.
DESIGNER GROUP LTD.
GREGORY STREET, INC.
JEANSWEAR GROUP, INC.
KAI JAY MANUFACTURING COMPANY
OCEAN PACIFIC APPAREL CORP.
OUTLET STORES, INC.
UBERTECH PRODUCTS, INC.
WARNACO MEN'S SPORTSWEAR INC.
WARNACO PUERTO RICO, INC.
WARNACO RETAIL INC.
WARNACO SOURCING INC.
WARNACO SWIMWEAR INC.
WARNACO SWIMWEAR PRODUCTS INC.,
MYRTLE AVENUE, INC.,
CKU.COM INC.,
WARNACO U.S., INC.,
as Guarantors

By:	/s/ Lawrence R. Rutkowski
	Name:	Lawrence R. Rutkowski
	Title:	Vice President & Treasurer

ACKNOWLEDGED AND AGREED
as of the date first above written:

CITICORP NORTH AMERICA, INC.
as Revolving Facility Agent, Term Facility Agent
and Collateral Agent

By:   /s/ Sebastien Delasnerie
Name: Sebastien Delasnerie
Title:   Vice President

 EXHIBIT B

FORM OF CONSENT OF LENDERS
 TO
WAIVER NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

Each of the undersigned is a Lender or Issuer party to the Amended and Restated Credit Agreement, dated as of January 31, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the ‘‘Credit Agreement’’), among the WARNACO INC., a Delaware corporation, THE WARNACO GROUP, INC., a Delaware corporation, the Lenders and Issuers party thereto, CITICORP NORTH AMERICA, INC. (‘‘CNAI’’), as administrative agent for the Revolving Credit Facility (the ‘‘Revolving Facility Agent’’) and as administrative agent for the Term Loan Facility (the ‘‘Term Facility Agent’’ and, together with the Revolving Facility Agent, in such capacities, the ‘‘Administrative Agents’’), CNAI, as Collateral Agent for the Secured Parties, JPMORGAN CHASE BANK, N.A., as Syndication Agent, BANK OF AMERICA, NA, THE CIT GROUP/COMMERCIAL SERVICES, INC. and WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL) (F/K/A, CONGRESS FINANCIAL CORPORATION (CENTRAL)), as Co-Documentation Agents, and CITIGROUP GLOBAL MARKETS INC. and J.P. MORGAN SECURITIES, INC., as Joint Lead Arrangers and Joint Lead Book Managers.

Each of the undersigned hereby consents, pursuant to and in accordance with Section 11.1 (Waivers, Waivers, Etc.) of the Credit Agreement, to the Waiver and other terms of Waiver No. 1 to the Credit Agreement, dated as of August 15, 2006 (‘‘Waiver No. 1’’) and acknowledges and agrees to be bound by the terms of Waiver No. 1 and that the terms of Waiver No. 1 shall not affect its obligations and liabilities as a Lender under the Loan Documents (other than as expressly described in Waiver No. 1), that all of such obligations and liabilities remain in full force and effect and are hereby reaffirmed.

This consent may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same consent. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this consent. Notices to parties hereto shall be given as provided in Waiver No. 1.

The terms of this consent shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

This consent shall be governed by and construed in accordance with the law of the State of New York.

Dated as of August 15, 2006.

[SIGNATURE PAGES FOLLOW]

Lenders:

By:
Name:
Title:

Schedule I

Events of Default

The following covenants were breached or will be breached as a result of the matters disclosed in the Form 8-K filled by Group with the SEC on August 9, 2006:

Section 6.1(a)(Monthly Reports) in respect of the months ended January 31, 2006, February 28, 2006, March 31, 2006, April 30, 2006 and May 31, 2006.

Section 6.1(b)(Quarterly Reports) in respect of the Fiscal Quarter ended April 1, 2006

Section 6.1(c)(Annual Consolidated Reports ) in respect of the Fiscal Year ended December 31, 2005

Section 6.1(d) (Compliance Certificate ) in respect of the Fiscal Quarter ended April 1, 2006 and the Fiscal Year ended December 31, 2005

Section 7.7 (Keeping of Books ) in respect of the months ended January 31, 2006, February 28, 2006, March 31, 2006, April 30, 2006 and May 31, 2006, the Fiscal Quarters ended April 1, 2006 and the Fiscal Year ended December 31, 2005